Exhibit 99.1

Benefitfocus, Inc. 843-981-8898 pr@benefitfocus.com Investor Relations: Patti Leahy 843-981-8899 ir@benefitfocus.com

Benefitfocus Announces First Quarter 2021 Financial Results

Exceeds all first quarter guidance metrics

Strengthened board independence, diversity and corporate governance

Charleston, S.C. – May 4, 2021 – Benefitfocus, Inc. (NASDAQ: BNFT), an industry-leading  benefits technology platform that simplifies benefits administration for employers, health plans and brokers, today announces its first quarter 2021 financial results.

First quarter highlights include:

•	Exceeded all first quarter 2021 guidance metrics including revenue, adjusted EBITDA and non-GAAP EPS
•	Revenue of $65.1 million vs. $66.2 million in first quarter 2020
•	Adjusted EBITDA of $14.8 million, up 261% year over year
•	Adjusted EBITDA margin of 22.7% up from 6.2% in first quarter 2020
•	GAAP EPS of ($0.11) vs. ($0.34) in first quarter 2020
•	Non-GAAP EPS of $0.01 vs ($0.21) in first quarter 2020
•	Strengthened corporate governance and continued to enhance independence and diversity of board through addition of Coretha Rushing
•	Issued State of Employee Benefits™ 2021 Report leveraging unique data capabilities and highlighting importance of benefits to diverse workforce
•	Benefitfocus' Health Insights honored for "Best Advance in HR Predictive Analytics Technology" by Brandon Hall

“Our first quarter results demonstrate that successful execution around our core enrollment platform is creating a stronger foundation for our business and is leading to improved results,” said Steve Swad, president and chief executive officer of Benefitfocus. “Commercial traction with our employer customers is pacing well as demonstrated by some key wins in the quarter including a global software company and one of the nation's largest convenience stores. Software revenue retention has also improved as we continue to make delivering excellence for our customers job number one”.

“We are pleased to report results that exceeded all first quarter guidance metrics,” said Alpana Wegner, chief financial officer. “Our focus on operational excellence is resulting in continued free cash flow and margin expansion. Our second quarter selling season is also off to a good start, which is a key driver for our return to growth next year.”

First Quarter 2021 Financial Highlights

Revenue

•	Total revenue was $65.1 million, down 2% compared to the first quarter of 2020.

•	Software services was $53.3 million, 3% higher compared to the first quarter of 2020. Software services is comprised of subscription and platform revenue.
o	Subscription revenue was $45.5 million, a decrease of 1% compared to the first quarter of 2020.
o	Platform revenue was $7.8 million, an increase of 29% compared to the first quarter of 2020.
•	Professional services revenue was $11.7 million, down 17% compared to the first quarter of 2020.

Net Loss

•

GAAP net loss was ($2.1) million, compared to ($11.1) million in the first quarter of 2020. GAAP net loss per share was ($0.11), based on ($3.7) million net loss available to common stockholders and 32.5 million basic and diluted weighted average common shares outstanding, compared to ($0.34) for the first quarter of 2020, based on ($11.1) million net loss available to common stockholders and 32.6 million basic and diluted weighted average common shares outstanding.

Non-GAAP Net Income, Adjusted EBITDA and Free Cash Flow

•

Non-GAAP net income was $2.0 million compared to ($6.7) million in the first quarter of 2020. Non-GAAP net income per share was $0.01 based on $0.4 million net income available to common stockholders and 34.4 million fully diluted weighted average common shares outstanding, compared to ($0.21) in the first quarter of 2020, based ($6.7) million net loss available to common stockholders and 32.6 million basic and fully diluted weighted average common shares outstanding.

•	Adjusted EBITDA was $14.8 million, compared to $4.1 million in the first quarter of 2020.
•	Free cash flow was $8.3 million, compared to ($11.0) million in the first quarter of 2020.

See important disclosures about non-GAAP measures, and a reconciliation of them to GAAP, below.

Balance Sheet

•	Cash and cash equivalents and marketable securities at March 31, 2021 totaled $188.9 million, compared to $185.8 million at the end of the fourth quarter of 2020.
•	The full $50.0 million line of credit remains available to the company.

Business Outlook

Based on information available as of May 4, 2021, Benefitfocus is providing guidance for the second quarter as indicated below.

Second Quarter 2021

•	Total revenue is expected to be in the range of $58 million to $60 million.
•	Adjusted EBITDA is expected to be in the range of $8 million to $10 million.
•	Non-GAAP net loss is expected to be between ($3.6) and ($1.6) million, or between ($0.16) and ($0.10) per share based on 33.0 million basic shares outstanding.

Full Year 2021

The company is reiterating guidance previously provided for Full Year 2021 as follows:

•	Total revenue is expected to be in the range of $254 million to $260 million.
•	Adjusted EBITDA is expected to be in the range of $44 million to $50 million.

•	Free cash flow is expected to be in the range of $20 million to $26 million.

Adjusted EBITDA and free cash flow guidance excludes the impact of restructuring and impairment charges.

Management has not reconciled forward-looking non-GAAP net loss, adjusted EBITDA or free cash flow to their most directly comparable GAAP measure of GAAP net loss or GAAP operating cash flows. This is because we cannot predict with reasonable certainty the ultimate outcome of the various necessary GAAP components of such reconciliations, including, for example, those related to compensation, acquisition transactions and integration, or others that may arise during the year, without unreasonable effort. These components and other factors could materially impact the amount of future directly comparable GAAP measures, which may differ significantly from their non-GAAP counterparts. See below for additional important disclosures regarding our non-GAAP financial measures.

Conference Call Details:

In conjunction with this announcement, Benefitfocus will host a conference call to discuss the company’s financial results and business outlook on Tuesday, May 4, 2021, at 5:00 p.m. ET. To access this call, dial (877) 407-9208 (domestic) or (201) 493-6784 (international). A live webcast of the conference call will be available on the Investor Relations page of the company’s website at http://investor.benefitfocus.com/. After the conference call, a replay will be available until May 11, 2021, and can be accessed by dialing (844) 512-2921 (domestic) or (412) 317-6671 (international) with passcode 13718530.

About Benefitfocus

Benefitfocus (NASDAQ: BNFT) unifies the entire benefits industry through innovative technology solutions that bring efficiency, cost savings and simplicity to employee benefits administration. Our powerful cloud-based software, data-driven insights and thoughtfully designed services help employers, insurance brokers, health plans and suppliers address the complexity of benefits enrollment and engagement, while bringing easier access to health, wealth and lifestyle products through a world-class benefits experience. Our mission is simple: to improve lives with benefits.

Non-GAAP Financial Measures

The company uses certain non-GAAP financial measures in this release, including non-GAAP gross profit, operating income/loss, net loss/income, net loss/income per common share, adjusted EBITDA and free cash flow. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance or financial position that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

Non-GAAP gross profit, operating income/loss, net loss/income and net loss/income per common share exclude stock-based compensation expenses, amortization of acquisition-related intangible assets, transaction and acquisition-related costs expensed, restructuring charges, expense related to the impairment of goodwill, intangible assets and long-lived assets, gain or loss on extinguishment of debt, and costs not core to our business. We define adjusted EBITDA as net loss before net interest, taxes, and depreciation and amortization expense, adjusted to eliminate stock-based compensation expense, expense related to the impairment of goodwill, intangible assets and long-lived assets, transaction and acquisition-related costs expensed, restructuring charges, gain or loss on extinguishment of debt, and costs not core to our business. We define free cash flow as cash used in operating activities less capital expenditures, adjusted to eliminate restructuring charges. Please note that other companies might define their non-GAAP financial measures differently than we do.

Management presents these non-GAAP financial measures in this release because it considers them to be important supplemental measures of performance. Management uses these non-GAAP financial measures for planning purposes, including analysis of the company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management believes that these non-GAAP financial measures provide additional insight for analysts and investors in evaluating the company's financial and operational performance. Management also intends to provide these non-GAAP financial measures as part of the company’s future earnings discussions and, therefore, their inclusion should provide consistency in the company’s financial reporting.

Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of the non-GAAP measures to their most directly comparable GAAP measures provided in this release, including in the accompanying tables.

Safe Harbor Statement

Except for historical information, all of the statements, expectations, and assumptions contained in this press release are forward-looking statements. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include: volatility and uncertainty in the global economy and financial markets in light of the evolving COVID-19 pandemic; our continuing losses and need to achieve GAAP profitability; fluctuations in our financial results; our ability to maintain our culture, retain and motivate qualified personnel; the immature and volatile market for our products and services; risks related to changing healthcare and other applicable regulations; risks associated with acquisitions; cyber-security risks; the need to innovate and provide useful products and services; our ability to compete effectively; privacy, security and other risks associated with our business; and the other risk factors set forth from time to time in our SEC filings, copies of which are available free of charge within the Investor Relations section of the Benefitfocus website at http://investor.benefitfocus.com/sec-filings or upon request from our Investor Relations Department. Benefitfocus assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Source: Benefitfocus, Inc.

Benefitfocus, Inc.

Unaudited Consolidated Statements of Operations and Comprehensive Loss

(in thousands, except share and per share data)

	Three Months Ended March 31,
	2021	2020
Revenue	$65,063	$66,154
Cost of revenue(1)(2)(3)	28,593	33,912
Gross profit	36,470	32,242
Operating expenses:(1)(2)(3)
Sales and marketing	10,891	15,630
Research and development	10,832	11,768
General and administrative	9,862	10,515
Restructuring costs	1,400	–
Total operating expenses	32,985	37,913
Income (loss) from operations	3,485	(5,671)
Other income (expense):
Interest income	57	426
Interest expense	(5,555)	(5,891)
Other (expense) income	(42)	5
Total other expense, net	(5,540)	(5,460)
Loss before income taxes	(2,055)	(11,131)
Income tax expense	42	5
Net loss	(2,097)	(11,136)
Preferred dividends	(1,600)	–
Net loss available to common stockholders	$(3,697)	$(11,136)
Comprehensive loss	$(2,097)	$(11,136)

Net loss per common share:
Basic and diluted	$(0.11)	$(0.34)
Weighted-average common shares outstanding:
Basic and diluted	32,490,811	32,638,805

(1) Stock-based compensation included in above line items:
Cost of revenue	$326	$667
Sales and marketing	580	880
Research and development	118	342
General and administrative	499	1,788

(2) Amortization of acquired intangible assets included in above line items:
Cost of revenue	$337	$317
Sales and marketing	76	91
Research and development	113	109
General and administrative	42	52

(3) Transaction and acquisition-related costs expensed included in above line items:
General and administrative	$154	$192

Benefitfocus, Inc.

Unaudited Consolidated Balance Sheets

(in thousands, except share and per share data)

	As of March 31, 2021	As of December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$94,046	$90,706
Marketable securities	94,822	95,085
Accounts receivable, net	24,495	22,240
Contract, prepaid and other current assets	20,784	21,354
Total current assets	234,147	229,385
Property and equipment, net	27,981	29,701
Financing lease right-of-use assets	66,399	68,670
Operating lease right-of-use assets	1,047	1,107
Intangible assets, net	9,825	10,393
Goodwill	12,857	12,857
Deferred contract costs and other non-current assets	9,438	10,259
Total assets	$361,694	$362,372
Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$6,616	$2,160
Accrued expenses	7,603	6,262
Accrued compensation and benefits	11,921	19,129
Deferred revenue, current portion	28,228	27,782
Lease liabilities and financing obligations, current portion	6,352	5,959
Total current liabilities	60,720	61,292
Deferred revenue, net of current portion	4,402	4,422
Convertible senior notes	187,176	184,308
Lease liabilities and financing obligations, net current portion	78,315	79,282
Other non-current liabilities	2,502	2,470
Total liabilities	333,115	331,774
Commitments and contingencies
Redeemable preferred stock:
Series A preferred stock, par value $0.001, 5,000,000 shares authorized, 1,777,778 and 1,777,778 shares issued and outstanding at March 31, 2021 and December 31, 2020, respectively, liquidation preference $45 per share as of March 31, 2021 and December 31, 2020, respectively	79,193	79,193
Stockholders' deficit:
Common stock, par value $0.001, 50,000,000 shares authorized, 32,516,170 and 32,327,439 shares issued and outstanding at March 31, 2021 and December 31, 2020, respectively	33	32
Additional paid-in capital	427,508	427,431
Accumulated deficit	(478,155)	(476,058)
Total stockholders' deficit	(50,614)	(48,595)
Total liabilities, redeemable preferred stock and stockholders' deficit	$361,694	$362,372

Benefitfocus, Inc.

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended March 31,
	2021	2020
Cash flows from operating activities
Net loss	$(2,097)	$(11,136)
Adjustments to reconcile net loss to net cash and cash equivalents used in operating activities:
Depreciation and amortization	6,353	5,884
Stock-based compensation expense	1,523	3,677
Accretion of interest on convertible senior notes	2,868	2,924
Interest accrual on finance lease liabilities	1,879	23
Rent expense less than payments	(13)	(9)
Non-cash interest income for short-term investments	227	–
Loss on disposal or impairment of property and equipment	45	–
Provision for doubtful accounts	–	55
Changes in operating assets and liabilities:
Accounts receivable, net	(2,256)	189
Accrued interest on short-term investments	(136)	–
Contract, prepaid and other current assets	463	252
Deferred costs and other non-current assets	823	557
Accounts payable and accrued expenses	5,835	(1,593)
Accrued compensation and benefits	(7,208)	(4,000)
Deferred revenue	426	(3,969)
Other non-current liabilities	32	(24)
Net cash and cash equivalents provided by (used in) operating activities	8,764	(7,170)
Cash flows from investing activities
Purchases of short term investments held to maturity	(22,329)	–
Proceeds from short-term investments held to maturity	22,500	–
Purchases of property and equipment	(1,893)	(3,821)
Net cash and cash equivalents used in investing activities	(1,722)	(3,821)
Cash flows from financing activities
Draws on revolving line of credit	–	10,000
Payments of debt issuance costs	–	(154)
Payments of preferred dividends	(1,600)	–
Repurchase of common stock	–	(9,383)
Proceeds from exercises of stock options and ESPP	155	73
Payments on financing obligations	(223)	(207)
Payments of principal on finance lease liabilities	(2,034)	(5,600)
Net cash and cash equivalents used in financing activities	(3,702)	(5,271)
Net increase (decrease) in cash and cash equivalents	3,340	(16,262)
Cash and cash equivalents, beginning of period	90,706	130,976
Cash and cash equivalents, end of period	$94,046	$114,714

Supplemental disclosure of non-cash investing and financing activities
Property and equipment purchases in accounts payable and accrued expenses	$88	$31

Benefitfocus, Inc.

Unaudited Reconciliation of GAAP to Non-GAAP Measures

(in thousands, except share and per share data)

	Three Months Ended March 31,
	2021	2020
Reconciliation from Gross Profit to Non-GAAP Gross Profit:
Gross profit	$36,470	$32,242
Amortization of acquired intangible assets	337	317
Stock-based compensation expense	326	667
Total net adjustments	663	984
Non-GAAP gross profit	$37,133	$33,226

Reconciliation from Operating Income (Loss) to Non-GAAP Operating Income (Loss):
Operating income (loss)	$3,485	$(5,671)
Amortization of acquired intangible assets	568	569
Stock-based compensation expense	1,523	3,677
Transaction and acquisition-related costs expensed	154	192
Costs not core to our business	1,881	—
Total net adjustments	4,126	4,438
Non-GAAP operating income (loss)	$7,611	$(1,233)

Reconciliation from Net Loss to Adjusted EBITDA:
Net loss	$(2,097)	$(11,136)
Depreciation	3,623	3,796
Amortization of software development costs	2,162	1,519
Amortization of acquired intangible assets	568	569
Interest income	(57)	(426)
Interest expense	5,555	5,891
Income tax expense	42	5
Stock-based compensation expense	1,523	3,677
Transaction and acquisition-related costs expensed	154	192
Restructuring costs	1,400	—
Costs not core to our business	1,881	—
Total net adjustments	16,851	15,223
Adjusted EBITDA	$14,754	$4,087

Reconciliation from Net Loss to Non-GAAP Net Income (Loss):
Net loss	$(2,097)	$(11,136)
Amortization of acquired intangible assets	568	569
Stock-based compensation expense	1,523	3,677
Transaction and acquisition-related costs expensed	154	192
Costs not core to our business	1,881	—
Total net adjustments	4,126	4,438
Non-GAAP net income (loss)	$2,029	$(6,698)

Calculation of Non-GAAP Earnings Per Share:
Non-GAAP net income (loss)	$2,029	$(6,698)
Preferred dividends	(1,600)	—
Undistributed earnings allocated to preferred stockholders	(61)	—
Non-GAAP net income (loss) available to common stockholders	$368	$(6,698)

Weighted average shares outstanding - basic	32,490,811	32,638,805
Weighted average shares outstanding - diluted	32,490,811	32,638,805
Shares used in computing non-GAAP net income (loss) per share - basic	32,490,811	32,638,805
Shares used in computing non-GAAP net income (loss) per share - diluted	34,352,380	32,638,805
Non-GAAP net income (loss) per common share - basic	$0.01	$(0.21)
Non-GAAP net income (loss) per common share - diluted	$0.01	$(0.21)

Reconciliation of Cash Flows from Operations to Free Cash Flow:
Net cash and cash equivalents provided by (used in) operating activities	$8,764	$(7,170)

Purchases of property and equipment	(1,893)	(3,821)
Cash paid for restructuring costs	1,379	—
Total net adjustments	(514)	(3,821)
Free Cash Flow	$8,250	$(10,991)